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                                                                    EXHIBIT 1.01


                       FNB FINANCIAL SERVICES CORPORATION

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT


                                 April __, 1998



INTERSTATE/JOHNSON LANE CORPORATION
         As representative of the several
         Underwriters named in Schedule I hereto, c/o Interstate/Johnson Lane Corporation
         Interstate Tower
         121 West Trade Street
         Charlotte, North Carolina 28202

Dear Sirs:

         FNB Financial Services Corporation, a North Carolina corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the underwriters named in Schedule 1 hereto (the "Underwriters") an aggregate of 650,000 shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company (the "Firm Shares"), and, at the election of the Underwriters, subject to the terms and conditions stated herein, to sell to the Underwriters up to 97,500 additional shares of Common Stock (the "Optional Shares") solely to cover overallotments, if any (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Shares").

         1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with each of the Underwriters that:

                  (a) A registration statement on Form S-2 (File No. 333-47203) (the "Registration Statement") with respect to the Shares, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); the Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Registration Statement has heretofore been filed with the Commission; and no stop orders suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424 of the Rules and Regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus", the various parts of such Registration Statement, including all


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         exhibits thereto, and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430(A) under the Act to be part of the Registration Statement at the time it was declared effective, and (ii) the documents incorporated by reference in the Prospectus contained in the Registration Statement at the time such part of the Registration Statement became effective, each as amended at the time such part became effective, being herein called collectively the "Registration Statement", and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the Prospectus; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference herein pursuant to Item 12 of Form S-2 under the Act.

                  (b) No order preventing or suspending the use of any Prospectus has been issued and no proceeding for that purpose has been instituted or threatened by the Commission or the securities authority of any state or other jurisdiction. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or threatened or, to the best knowledge of the Company, contemplated by the Commission or the securities authority of any state or other jurisdiction.

                  (c) Each Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto complied when so filed in all material respects with the requirements applicable to it under the Act and the rules and regulations promulgated thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Securities Exchange Act of 1934, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Interstate/Johnson Lane Corporation expressly for use therein. When the Registration Statement or any amendment thereto was declared effective, and at each Time of Delivery (as hereinafter defined), it
         (i) contained all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or


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         supplement to the Prospectus was or is declared effective) and at each
         Time of Delivery, the Prospectus, as amended or supplemented at any such time (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the rules and regulations of the Commission thereunder and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (c) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter.

                  (d) The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings or contracts and other documents that are required to be so described are accurate and fairly present the information required to be shown; and there are no statutes or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus that are not described as required and no contracts or documents of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described and filed as required.

                  (e) Each of the Company and its subsidiary has been duly incorporated, is validly existing as a corporation under the laws of its jurisdiction of incorporation and has full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus. The Company has full power and authority (corporate and other) to enter into this Agreement and to perform its obligations hereunder. Each of the Company and its subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary.

                  (f) The Company's authorized, issued and outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus. None of the issued shares of capital stock of the Company or its subsidiary has been issued or is owned or held in violation of any preemptive rights of shareholders, and no person or entity (including any holder of outstanding shares of capital stock of the Company or its subsidiary) has any preemptive or other rights to subscribe for any of the Shares.

                  (g) All of the issued shares of capital stock of the Company's subsidiary have been duly authorized and validly issued, are fully paid, and, except as may be applicable under the National Bank Act, nonassessable and are owned beneficially by the Company


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         free and clear of all liens, security interests, pledges, charges, encumbrances, defects, shareholders agreements, voting trusts, equities or claims of any nature whatsoever. Other than First National Bank Southeast, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association.

                  (h) Except as disclosed in the Prospectus, there are no outstanding (i) securities or obligations of the Company or its subsidiary convertible into or exchangeable for any capital stock of the Company or its subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or its subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or its subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  (i) Since the date of the most recent audited financial statements included in the Prospectus, neither the Company nor its subsidiary has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus.

                  (j) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) neither the Company nor its subsidiary has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiary, (ii) the Company has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any change in the capital stock, long-term debt or short-term debt of the Company or its subsidiary, and (iv) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the financial position, results of operations or business of the Company and its subsidiary, in each case other than as disclosed in or contemplated by the Prospectus.

                  (k) The Shares have been duly authorized and, when issued and delivered against payment therefor as provided therein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus; and the certificates evidencing the Shares will comply with all applicable requirements of North Carolina law.

                  (l) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement (or any such right has been effectively waived) or any securities being registered pursuant to any other registration statement filed by the Company under the Act.


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                  (m) Neither the Company nor its subsidiary is, or (with or without the giving of notice or passage of time or both), would be in violation of its Articles of Incorporation or Bylaws or in default under any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its subsidiary is a party or to which any of their respective properties or assets are subject that is material to the Company and its subsidiary, when taken as a whole.

                  (n) The issue and sale of the Shares and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its subsidiary is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or its subsidiary or any statute, rule or regulation or any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets.

                  (o) The Company and its subsidiary have good and marketable title in fee simple to all real property, if any, and good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus or such as do not materially and adversely interfere with the operations of the Company and its subsidiary; and any real property and buildings held under lease by the Company or its subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the operations of the Company or its subsidiary.

                  (p) No consent, approval, authorization, order or declaration of or from, or registration, qualification or filing with, any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                  (q) Other than as disclosed in the Prospectus, there is no litigation, arbitration, claim, proceeding (formal or informal) or investigation pending or threatened (or any basis therefor) in which the Company or its subsidiary is a party or of which any of their respective properties or assets are the subject which, if determined adversely to the Company or its subsidiary, would individually or in the aggregate have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary.

                  (r) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company enforceable


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         against the Company in accordance with its terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws relating to or affecting the enforcement of creditors' rights generally and to general equitable principles, and except as the enforceability of rights to indemnity and contribution under this Agreement may be limited under applicable securities laws or the public policy underlying such laws.

                  (s) Neither the Company nor any of its officers, directors or affiliates has (i) taken, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased or paid anyone any compensation for soliciting purchases of, the Shares or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (t) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors and officers a written agreement that for a period of 120 days from the date of the Prospectus such director or officer will not, without your prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, or exercisable or exchangeable for, shares of Common Stock.

                  (u) The Company's subsidiary is not currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distributions on its subsidiary's capital stock, from repaying to the Company any loans or advances to its subsidiary or from transferring its subsidiary's property or assets to the Company, except as disclosed in the Prospectus.

                  (v) The Company and its subsidiary have filed all foreign, federal, state and local tax returns that are required to be filed by them and have paid all taxes shown as due on such returns as well as all other taxes, assessments and governmental charges that are due and payable; and no deficiency with respect to any such return has been assessed or proposed.

                  (w) The Company is not, nor will it become as a result of transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940.

         2. Purchase and Sale of Shares. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share, the number of Firm Shares set opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that the Underwriters shall exercise the


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election to purchase Optional Shares as provided below, the Company agrees to issue and to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares that such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares that all of the Underwriters are entitled to purchase hereunder.

         The Company hereby grants to the Underwriters the right to purchase at its election in whole or in part from time to time up to 97,500 Optional Shares, at the purchase price per share set forth in clause (a) in the paragraph above for the sole purpose of covering over-allotments in the sale of Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company, given from time to time within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as hereinafter defined) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. In the event you elect to purchase all or a portion of the Optional Shares, the Company agrees to furnish or cause to be furnished to you the certificates, letters and opinions, and to satisfy all conditions set forth in Section 7 hereof at each Subsequent Time of Delivery (as hereinafter defined).

         3. Offering by the Underwriters. Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions disclosed in the Prospectus.

         4. Delivery of Shares; Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Interstate/Johnson Lane Corporation may request upon at least 48 hours prior notice to the Company shall be delivered by or on behalf of the Company to you for your account against payment by you of the purchase price therefor by official bank check or checks (payable in next day funds unless closing is on a Friday in which case it shall be payable in same day funds) drawn on a Charlotte, North Carolina bank, payable to the order of the Company. The closing of the sale and purchase of the Shares shall be held at the offices of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, Raleigh, North Carolina. The time and date of such delivery and payment shall be, with respect to the Firm Shares, at 10:00 a.m., Charlotte time, on the ____ full business day after the execution of this Agreement or at such other time and date as you and the Company may agree upon in writing, and, with respect to the Optional Shares, at 10:00 a.m., Charlotte time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase all or part of such Optional Shares, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called a "Subsequent Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery." The Company will make such


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certificates available for checking and packaging at least 24 hours prior to each Time of Delivery at your office at the address set forth above or such other location designated by you to the Company.

         5. Covenants of the Company. The Company covenants and agrees with the
Underwriter:

                  (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by you, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second business day following the execution and delivery of this Agreement or (ii) the fifth business day after the date on which the Registration Statement is declared effective. The Company will advise you promptly of any such filing pursuant to Rule 424(b).

                  (b) The Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section l(a) hereof, any amendment or supplement to the Prospectus or any amendment to the Registration Statement unless you have received a reasonable period of time to review any such proposed amendment or supplement and consented to the filing thereof and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. Upon the request of the Representative or counsel for the Representative, the Company will promptly prepare and file with the Commission, in accordance with the rules and regulations of the Commission, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by the Underwriters and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective as promptly as possible. If required, the Company will file any amendment or supplement to the Prospectus with the Commission in the manner and within the time period required by Rule 424(b) under the Act. The Company will advise the Representative, promptly after receiving notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence to the Representative of each such filing or effectiveness.

                  (c) The Company will advise you promptly after receiving notice or obtaining knowledge of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, (ii) the suspension of the qualification of the Shares for offer or sale in any jurisdiction or of the initiation or threatening of any proceeding for any such purpose, or (iii) any request made by the Commission or any securities authority of any other jurisdiction for amending the Registration Statement, for amending or supplementing the Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.


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                  (d) If the delivery of a Prospectus relating to the Shares is required under the Act at any time prior to the expiration of nine months after the date of the Prospectus, and if at such time any events have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary during such same period to amend or supplement the Prospectus to comply with the Act or the rules and regulations thereunder, the Company will promptly notify you and upon your request (but at the Company's expense) prepare and file with the Commission an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance and will furnish without charge to each Underwriter and to any dealer in securities, as many copies of such amended or supplemented Prospectus as you may from time to time reasonably request. If the delivery of a Prospectus relating to the Shares is required under the Act at any time nine months or more after the date of the Prospectus, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act. Neither your consent to nor the Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

                  (e) The Company promptly from time to time will take such action as you may reasonably request to qualify the Shares for offering and sale under the securities or blue sky laws of such jurisdictions as you may request and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

                  (f) The Company will promptly provide you, without charge, (i) one manually executed copy of the Registration Statement as originally filed with the Commission and of each amendment thereto, (ii) for each other Underwriter a conformed copy of the Registration Statement as originally filed and of each amendment thereto, without Exhibits, and
         (iii) so long as a prospectus relating to the Shares is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as you may reasonably request.

                  (g) As soon as practicable, but in any event not later than the last day of the thirteenth month after the effective date of the Registration Statement, the Company will make generally available to its security holders an earnings statement of the Company and its subsidiary, if any, covering a period of at least 12 months beginning after the effective date of the Registration Statement (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder.

                  (h) During the period beginning from the date hereof and continuing to and including the date 120 days after the date of the Prospectus, the Company will not, without your prior written consent, offer, pledge, issue, sell, contract to sell, grant any option for the sale of, or otherwise dispose of (or announce any offer, pledge, sale, grant


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


         of an option to purchase or other disposition), directly or indirectly, any shares of Common Stock or securities convertible into, exercisable or exchangeable for, shares of Common Stock, except as provided in
         Section 2 and except for the issuance of Common Stock upon the exercise of stock options or warrants outstanding on the date of this Agreement.

                  (i) Neither the Company nor any of its officers, directors or affiliates will (i) take, directly or indirectly, prior to the closing of the purchase and sale of the Shares, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of, the Shares or (iii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (j) The Company will apply the net proceeds from the offering in the manner set forth under "Use of Proceeds" in the Prospectus.

                  (k) The Company will cause the Shares to be listed on the NASDAQ National Market of the NASDAQ Stock Market at each Time of Delivery and for at least one year from the date hereof.

         6. Expenses. The Company will pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated pursuant to Section 10 hereof, including without limitation all costs and expenses incident to (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement (including all amendments thereto), any Preliminary Prospectus, the Prospectus and any amendments and supplements thereto, this Agreement and any blue sky memoranda; (ii) the delivery of copies of the foregoing documents to the Underwriters; (iii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Shares; (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees; (v) the qualification of the Shares for offering and sale under state securities and blue sky laws, including filing fees and fees and disbursements of counsel for the Underwriters relating thereto not to exceed $15,000; (vi) any NASDAQ National Market of the NASDAQ Stock Market fees or expenses; and (vii) any expenses for travel, lodging and meals incurred by the Company and any of its officers, directors and employees in connection with any meetings with prospective investors in the Shares. It is understood, however, that, except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses relating to the offer and sale of the Shares.

         7. Conditions of the Underwriters' Obligations. The obligations of the Underwriters hereunder to purchase and pay for the Shares to be delivered at each Time of

Delivery shall be subject, in their discretion, to the accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of such Time of Delivery, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its covenants and agreements hereunder, and to the following additional conditions precedent:

                  (a) If the Registration Statement as amended to date has not become effective prior to the execution of this Agreement, such registration statement shall have been declared effective not later than 11:00 a.m., Charlotte time, on the date of this Agreement or such later date and/or time as shall have been consented to by you in writing. The Prospectus and any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing and in accordance with Section 5(a) of this Agreement; no stop order suspending the effectiveness of the Registration Statement or in part thereof shall have been issued and no proceedings for that purpose shall have been instituted, threatened or, to the knowledge of the Company and the Representatives, contemplated by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

                  (b) Moore & Van Allen, PLLC, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request and which are customary, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (c) You shall have received an opinion, dated such Time of Delivery, of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., counsel for the Company in form and substance satisfactory to you and your counsel, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing as a corporation under the laws of North Carolina and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus and to enter into this Agreement and perform its obligations hereunder.

                           (ii) The subsidiary of the Company has been duly
                  incorporated, is validly existing as a national banking association under the laws of the United States of America and has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus. The subsidiary is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases property, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on the financial position, results of operations or business of the Company and its subsidiary.

                           (iii) The Company's authorized, issued and
                  outstanding capital stock is as disclosed in the Prospectus. All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Common Stock contained in the Prospectus.

                           (iv) All of the issued shares of capital stock of the
                  Company's subsidiary has been duly authorized and validly issued, are fully paid and, except as provided under the National Bank Act, nonassessable, and are owned beneficially by the Company.

                           (v) The Shares have been duly authorized and, when
                  issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Common Stock contained in the Prospectus.

                           (vi) The issue and sale of the Shares being issued at
                  such Time of Delivery and the performance of this Agreement and the consummation of the transactions herein contemplated will not conflict with, or (with or without the giving of notice or the passage of time or both) result in a breach or violation of any of the terms or provisions of, or constitute a default under any of the following which is filed as an exhibit to the Registration Statement: any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or its subsidiary is a party or to which any of their respective properties or assets is subject, nor will such action conflict with or violate any provision of the Articles of Incorporation or Bylaws of the Company or its subsidiary or any statute, rule or regulation which in such counsel's experience is normally applicable to transactions of the type contemplated by this Agreement or to the best of counsel's knowledge any order, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or its subsidiary or any of their respective properties or assets.

                           (vii) No consent, approval, authorization or order
                  from, or registration, qualification or filing with, any governmental agency or body is required for the issue and sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration of the Shares under the Act and such as may be required under state securities or blue sky laws in connection with the offer, sale and distribution of the Shares by the Underwriters.

                           (viii) This Agreement has been duly authorized,
                  executed and delivered by the Company.

                           (ix) The Registration Statement and the Prospectus
                  and each amendment or supplement thereto (other than the financial statements and schedules and other financial information included therein, as to which such counsel need express no opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder. The descriptions in the Registration Statement and the Prospectus of statutes are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Registration Statement or Prospectus that are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required.

                           (x) The Registration Statement is effective under the
                  Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and to such counsel's knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and, to such counsel's knowledge, no proceedings for that purpose have been instituted or threatened or are contemplated by the Commission.

                           (xi) The Company is not, and will not be as a result
                  of the consummation of the transactions contemplated by this Agreement, an "investment company," or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940.

                  Such counsel shall also state that no facts have come to their attention which lead them to believe that as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectuses or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectuses or any further amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules therein or other financial data derived from accounting records, as to which they need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deem proper, in certificates of responsible officers of the Company and public officials.

                  (d) You shall have received from Cherry, Bekaert & Holland, L.L.P. letters dated, respectively, the date of this Agreement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at each Time of Delivery, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference in the Registration Statement and the Prospectus.

                  (e) Since the date of the latest audited financial statements included in the Prospectus, neither the Company nor its subsidiary shall have sustained (i) any loss or interference with their respective businesses from fire, explosion, flood, hurricane or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as disclosed in or contemplated by the Prospectus, or (ii) any change, or any development involving a prospective change (including without limitation a change in management or control of the Company), in or affecting the position (financial or otherwise), results of operations, net worth or business prospects of the Company and its subsidiary, otherwise than as disclosed in or contemplated by the Prospectus (including any amendment), the effect of which, in either such case, is in your judgment so material and adverse as to make it unpracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                  (f) Subsequent to the date hereof there shall not have occurred any of the following: (i) any suspension or limitation in trading in securities generally on the New York Stock Exchange (other than normal market breaks or cooling periods), or any setting of minimum prices for trading on such exchange, or in the Common Stock by the Commission or the NASDAQ National Market of the NASDAQ Stock Market; (ii) a moratorium on commercial banking activities in New York declared by either federal or state authorities; (iii) any major outbreak or major escalation of hostilities involving the United States, declaration by the United States of a national emergency (other than with respect to natural disasters) or war or any other national or international calamity or emergency if the effect of any such event specified in this clause (iii) in your judgment makes it impracticable or inadvisable to proceed with the purchase, sale and delivery of the Shares being delivered at such Time of Delivery as contemplated by the Registration Statement, as amended as of the date hereof.

                  (g) The Company shall have furnished to you at such Time of Delivery certificates of officers of the Company, satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (e) of this Section 7, and as to such other matters as you may reasonably request.

                  (h) The Shares shall be listed on the NASDAQ National Market of The NASDAQ Stock Market.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement made by the Company in Section 1 of this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or (iii) the omission or alleged omission to state in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application, material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application in reliance upon and in conformity with written information furnished to the Company by any Underwriter. The Company will not, without the prior written consent of each Underwriter, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding (or related cause of action or portion thereof) in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless: such settlement, compromise or consent includes an unconditional release of such Underwriter from all liability arising out of such claim, action, suit or proceeding or related cause of action or portion thereof.

         (b) Each Underwriter agrees to indemnify and hold harmless the Company and its officers, directors, agents, representatives and affiliates against any losses, claims, damages or liabilities to which the Company may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or any Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by such Company in connection with investigating or defending any such loss, claim, damage, liability or action.

         (c) Promptly after receipt by an indemnified party under subsection (a) and (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action included the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnified party shall have the right to select separate counsel to defend such action on behalf of such indemnified party. After such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, which separate counsel shall be designated by the Representatives in the case of indemnity arising under paragraph (a) of this Section 8) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Nothing in this Section 8(c) shall preclude an indemnified party from participating at its own expense in the defense of any such action so assumed by the indemnifying party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts, and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

         9. Default of Underwriters. (a) If any Underwriter defaults in its obligation to purchase Shares at a Time of Delivery, you may in your discretion arrange for you or another party, or other parties to purchase such shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Shares, the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone a Time of Delivery for a period of not more than 7 days in order to effect whatever change is made thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus that in your opinion may thereby be made necessary. The cost of preparing, printing and filing any such amendments shall be paid for by the Underwriters. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made, but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. Termination. (a) This Agreement may be terminated with respect to the Shares or any Optional Shares in the sole discretion of the Representatives by notice to the Company given prior to the First Time of Delivery or any Subsequent Time of Delivery, respectively, in the event that (i) any condition to the obligations of the Underwriters set forth in Section 7 hereof has not been satisfied, or (ii) the Company shall have failed, refused or been unable to deliver the Shares or to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery, in either case other than by reason of a default by any of the Underwriters. If this Agreement is terminated pursuant to this Section 10(a), the Company will reimburse the Underwriters upon demand for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by it in connection with the proposed purchase and sale of the Shares. The Company shall not in any event be liable to any of the Underwriters for the loss of anticipated profits from the transactions covered by this Agreement.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in Section 10(a), the aggregate number of such Shares which remain unpurchased exceeds one-eleventh of the aggregate number of Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to a Subsequent Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) thereupon terminate, without liability on the part of any nonfaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, its officers and the Underwriter, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriter or any controlling person referred to in
Section 8(e) or the Company, or any officer or director or controlling person of the Company referred to in Section 8(e), and shall survive delivery of and payment for the Shares. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

         12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or telegraphed and confirmed in writing to Interstate/Johnson Lane Corporation, 121 West Trade Street, Charlotte, North Carolina 28202, Attention: Corporate Finance Department (with a copy to Moore & Van Allen, PLLC, One Hannover Square, Suite 1700, Raleigh, North Carolina 27601, and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to the Company at 202 South Main Street, Reidsville, North Carolina 27302, Attention: President and Chief Executive Officer (with a copy to Gerald F. Roach of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, Suite 2500, First Union Capital Center, Raleigh, North Carolina 27601).

         13. Representatives. You will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by you will be binding upon all the Underwriters.

         14. Binding Effect. This Agreement shall be binding upon, and inure solely to the benefit of, each Underwriter and the Company and to the extent provided in Sections 8 and 10 hereof, the officers and directors and controlling persons referred to therein and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriters shall be deemed a successor or assign by reason merely of such purchase.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina without giving effect to any provisions regarding conflicts of laws.

         16. Counterparts. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one of the counterparts hereof, and upon the acceptance hereof by

Interstate/Johnson Lane Corporation, this letter will constitute a binding agreement among the Underwriters and the Company.

                                        Very truly yours,

                                        FNB FINANCIAL SERVICES CORPORATION



                                      By:    _______________________________
                                      Name:  Ernest J. Sewell
                                      Title: President & Chief Executive Officer

The foregoing Agreement is hereby
confirmed and accepted as of the
date first written above
at Charlotte, North Carolina.


INTERSTATE/JOHNSON LANE CORPORATION


By:  _______________________________
     James H. Glen, Jr.
     Managing Director

                                   SCHEDULE I



                                                               NUMBER OF
                                                               OPTIONAL SHARES
                                           TOTAL NUMBER OF     TO BE PURCHASED
                                           FIRM SHARES TO      IF MAXIMUM
UNDERWRITER                                BE PURCHASED        OPTION EXERCISED
-----------                                ------------        ----------------

Interstate/Johnson Lane Corporation
                                            ----------            ----------
Total
                                            ==========            ==========